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                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549



                                   Form 8-K



                                CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                 October 24, 2003
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               (Date of Report: Date of earliest event reported)


                         POWERBALL INTERNATIONAL, INC.
                        (Exact name of registrant as specified in its charter)


          UTAH                     000-25873             84-1431425
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(State or other jurisdiction (Commission File Number) (IRS Employer ID No.)
 of incorporation)



              2095 West 2200 South, West Valley City, Utah 84119
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                    (Address of principal executive office)



Registrant's telephone number, including area code: (801) 974-9120
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             ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

On October 24, 2003, the Company engaged Chisholm & Associates to act as its independent certified public accountant. Chisholm & Associates replaces David
T. Thomson, P.C., who resigned on September 22, 2003.

The Company has not consulted with Chisholm & Associates during the last two fiscal years ended December 31, 2002 and 2001 or during the subsequent interim reporting period from the last audit date of December 31, 2002, on either the application of accounting principles or the type of opinion Chisholm & Associates might issue on the Company's financial statements.




                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                                         POWERBALL INTERNATIONAL, INC.



Date: October 24, 2003                   /S/Robert K. Ipson, Chairman and CEO